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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933

                                  May 19, 2003
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                Date of Report (date of earliest event reported)


                              SERENA SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                      000-25285             94-2669809
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 (State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)            Number)        Identification Number)

                          2755 CAMPUS DRIVE 3RD FLOOR,
                              SAN MATEO, CALIFORNIA
                                   94403-2538
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                    (Address of principal executive offices)

                                 (650) 522-6600
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On May 19th, 2003, Serena Software Inc. issued a press release announcing that the company has signed a definitive agreement to acquire TeamShare Inc. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are filed with this report.


      Exhibit Number                   Description
      --------------                   -----------
         99.1                Press Release dated May 19, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SERENA SOFTWARE INC.

                                By:  /s/ ROBERT I. PENDER JR.
                                     -------------------------------------------
                                     Robert I. Pender Jr.
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Director

Dated: May 19, 2003